Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: July 2011

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	( X )	( )	( )
2. Comparative Balance Sheet.	( X )	( )	( )
3. Statement of Cash Receipts and Disbursements.	( X )	( )	( )
4. Statement of Aged Receivables.	( X )	( )	( )
5. Statement of Aged Payables.	( X )	( )	( )
6. Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )
7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: August 12, 2011
Principal Accounting Officer
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011	May 31, 2011	June 30, 2011	July 31, 2011
Income
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—	$—
Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289	$557
Occupancy	—	971	595		—	—	—	—	—	—
Director Fees	—	—	750	2,500	3,500	2,500	2,500	2,500	2,500	2,500
Investor Relations	692	234	—	—	—	—	—	—	—	—
Service Contracts	—	89	—	—	—	—	—	—	—	—
Ongoing Professional costs	—	1,646	2,334	12,298	5,529	3,995	3,922	2,247	1,374	2,707
Professionals	—	—	65,179		—	—	—	—	—	—
Interest Expense DIP loan	—	1,700	4,038	—	—	—	—	—	—	—
Loan Fee	—	100,000	—	—	—	—	—	—	—	—
Special Cousel	—	332,726	162,000	16,000	15,381	2,000	5,689	(136)	—	—
Debtor’s Counsel	—	75,540	50,854	24,139	20,549	17,217	12,196	13,824	5,201	—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,620	$31,189	$27,375	$19,985	$11,364	$5,764

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,620)	$(31,189)	$(27,375)	$(19,985)	$(11,364)	$(5,764)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,645
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,645

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,001

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,343	$7,236,131	$7,218,334	$7,056,278	$7,067,487

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,703	$175,184	$187,347	$189,535	$38,843	$55,816
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,703	$175,184	$187,347	$189,535	$38,843	$55,816

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,867	$47,568,348	$47,580,511	$47,582,699	$47,432,007	$47,448,980

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,288)	$(293,799,477)	$(293,826,852)	$(293,846,837)	$(293,858,201)	$(293,863,965)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,816)	$(40,317,005)	$(40,344,380)	$(40,364,365)	$(40,375,729)	$(40,381,493)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,343	$7,236,131	$7,218,334	$7,056,278	$7,067,487

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: July 31, 2011

Cash Receipts

Date	Description (Source)	Amount
Beginning Cash Balance		$5,632,434.98
Uncashed Shareholder dividends from transfer agent		$20,084.71

Total Cash Receipts		$20,084.71

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: July 31, 2011

Cash Disbursements

Date	Check No.	Payee	Description	Amount
7/1/2011	1062	RR Donnelley	EDGAR Preparation and Transmission Fees	$480.00
7/12/2011	1063	IST Shareholder Services	Transfer Agent Service Fees for July	$287.91
7/12/2011	1064	State Treasurer	Business License Renewal	$69.00
7/13/2011	1065	Void Check		$—
7/13/2011	1066	US Trustee - 8021006097	Quarterly Trustee Payment	$1,625.00
7/13/2011	1067	Patrick J. Rusnak	May-June Services Rendered	$645.65
7/13/2011	1068	Shelly L. Krasselt	May-June Services Rendered	$1,954.87
7/13/2011	1069	Jay B Simmons	May-June Services Rendered	$283.05
7/18/2011	1070	Jay B Simmons	Out of Pocket expenses	$68.00
7/18/2011	1071	Shelly L. Krasselt	Out of Pocket expenses	$8.80
7/18/2011	1072	Denise Sloon	Payroll Services Rendered	$236.25
7/25/2011	ACH	Dept of Labor & Industries	Payroll Taxes Due	$8.12
7/26/2011	1073	Utah State Tax Commission	Payroll Taxes Due	$425.00	*
7/26/2011	1074	J. Frank Armijo	July Retainer Board of Director Fees	$500.00	*
7/26/2011	1075	Kay C. Carnes	July Retainer Board of Director Fees	$500.00
7/26/2011	1076	Craig D. Eerkes	July Retainer Board of Director Fees	$500.00	*
7/26/2011	1077	Donald H. Swarts	July Retainer Board of Director Fees	$500.00	*
7/26/2011	1078	P. Mike Taylor	July Retainer Board of Director Fees	$500.00	*
7/29/2011	ACH	IRS	Payroll Taxes Due	$119.48
7/29/2011	ACH	Utah Unemployment	Payroll Taxes Due	$164.92

	Total Cash Disbursements			$8,876.05

	Adjustments (explain)			$—
	Ending Cash Balance (must be reconcile to the bank statement for account cited above)			$5,643,643.64

*	Noted amounts have not yet cleared the bank statement.

17	100605591

AMERICANWEST BANCORPORATION

DEBTOR IN POSSESSION

Operations TEST

Jul 31, 2011

Pg 1 of 1

Ban Control
07/01/2011 Beginning Balance		5,634,934.98
1 Deposits/Other Credits	+	20,084.71
19 Checks/Other Debits	–	8,951.05
07/31/2011 Ending Balance 31 Days in Statement Period		5,646,068.64

Deposits/ other credits
07/12/2011 Deposit	20,084.71

Checks listed in numerical order;			(*) indicates gap in sequence
Check	Date	Amount	Check		Date	Amount
1057	07/08	500.00	1066	*	07/28	1,625.00
1058	07/07	500.00	1067		07/29	645.65
1059	07/05	500.00	1068		07/19	1,954.87
1060	07/06	500.00	1069		07/28	283.05
1061	07/07	500.00	1070		07/28	68.00
1062	07/07	480.00	1071		07/19	8.80
1063	07/18	287.91	1072		07/20	236.25
1064	07/20	69.00	1075	*	07/28	500.00

Other Debits
07/27/2011	ACH Payment	LABOR&INDUSTRIES	L&I ELF	8.12
07/29/2011	ACH Payment	UT DPT WORKFORCE	WAGES	164.92
07/29/2011	ACH Payment	IRS USATAXPYMT		119.48

Daily Ending Balance
07/01	5,634,934.98	07/08	5,631,954.98	07/20	5,649,482.86
07/05	5,634,434.98	07/12	5,652,039.69	07/27	5,649,474.74
07/06	5,633,934.98	07/18	5,651,751.78	07/28	5,646,998.69
07/07	5,632,454.98	07/19	5,649,788.11	07/29	5,646,068.64

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending July 31, 2011

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$ —	$—	$—	$—	$—
Postpetition
$ —	$—	$—	$—	$—
Totals
$ —	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending July 31, 2011

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current	Past Due	Past Due	Past Due
			(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$16,701	$—	$5,201		$11,500
	Morrison Foerster	$5,410	$—		$5,410	$—
	Sandler O’Neil	$13,000	$—	$—	$—	$13,000
	Taxing authorities for payroll taxes withheld and accrued	$619	$619			$—
	Uncashed dividend checks	$20,085	$20,085	$—	$—	$—
	Patrick J. Rusnak Services Performed	$—	$—	$—	$—	$—
	Jay Simmons Services Performed	$—	$—	$—	$—	$—
	Shelly L. Krasselt Services Performed	$—	$—	$—	$—	$—

	Totals	$55,815	$20,704	$5,201	$5,410	$24,500

	Accounts Payable Reconciliation
	Opening Balance	$38,843
	Total New Indebtedness Incurred this Month	$20,704

	Balance	$59,546

	Amount paid on Prior Accounts Payable	$3,731

	Closing Balance	$55,815

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: July 31, 2011

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

Plan balloting is subject to a pending extension motion and plan confirmation has been postponed until September 2011, with specific dates to be determined.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES
FICA	$171	$—	N/A	$—
Withholding	$337	$—	N/A	$—
Unemployment	$17	$119	7/29/2011	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—
STATE TAXES
Dept. of Labor and Industries	$—	$8	7/25/2011	$—
Income	$—	$425	7/29/2011	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—
OTHER TAXES
City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount**
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.
**	Amounts shown are for the month ending July 31, 2011, no amounts were accrued.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/2/2011	$188,299	$16,701
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant		$—		$—	$—
Special Counsel	11/2/2010	$—	6/2/2011	$542,770	$5,410
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $0; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2
Total payroll for the period	$—